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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): August 8, 2003




                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


                DELAWARE                            000-50056                             05-0527861
        (State of incorporation              (Commission file number)       (I.R.S. employer identification number)
            or organization)


                             4200 STONE ROAD
                              KILGORE, TEXAS                                                  75662
                 (Address of principal executive offices)                                  (Zip code)



       Registrant's telephone number, including area code: (903) 983-6200


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 12 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.


         EXHIBIT
         NUMBER                    DESCRIPTION
         ------                    -----------

          99.1                --   Press release dated August 8, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 8, 2003, Martin Midstream Partners L.P. (the "Partnership") issued a press release reporting its results for the quarter ended June 30, 2003. A copy of the press release is included as Exhibit 99.1 to this Current Report and will be published on the Partnership's website at http://www.martinmidstream.com.

         On August 11, 2003, at 4:00 p.m. Central Time, the Partnership will hold a telephone conference to disclose the Partnership's results for the quarter ended June 30, 2003. Supplemental financial data that will be discussed during the conference call is included in the press release which is included as Exhibit 99.1 to this Current Report.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MARTIN MIDSTREAM PARTNERS L.P.


                                         By:  Martin Midstream GP LLC
                                         Its: General Partner


Date:  August 8, 2003                    By: /s/ ROBERT D. BONDURANT
                                             -----------------------------------
                                             Robert D. Bondurant,
                                             Executive Vice President and
                                             Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                    DESCRIPTION
------                    -----------

 99.1                --   Press release dated August 8, 2003.